UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2000

MMI PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	333-29141	74-1622891
(State or Other Jurisdiction of	(Commission file number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

515 West Greens Road, Suite 710

Houston, Texas 77067

(Address of Principal Executive Offices)

(281) 876-0080

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

MMI Products Inc. ("MMI") announced the engagement of UBS Warburg LLC to consider strategic alternatives, including a possible sale of MMI.

Item 7. Exhibits

99.1 October 2, 2000 press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2000	By: /s/ Robert N. Tenczar
Robert N. Tenczar, Vice President
and Chief Financial Officer